LADD Furniture, Inc.

PROFORMA ADJUSTED EARNINGS SCHEDULE
OCTOBER 16, 1997 (UNAUDITED)
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                                               REPORTED   DAYSTROM &   PRO FORMA
IN THOUSANDS                                    3RD QTR    UNUSUAL      3RD QTR   3RD QTR
                                                 1996       ADJ.         1996       1997
                                              --------    --------     --------     ----


Net Sales                                     $120,447                  120,447      129,935
Daystrom Net Sales                                --           257         (257)         --
                                             --------                   --------     -------
Adjusted Net Sales                             120,447                  120,190      129,935

Earnings Before Interest & Taxes                 6,461                    6,461        5,549
Daystrom Operating Loss                           --          (297)         297         --
Restructuring Credit                              --           892         (892)        --
Insurance Proceeds                                --         1,650       (1,650)        --
                                              --------                  --------     --------

Adjusted EBIT                                    6,461                    4,216        5,549
                                              --------                 --------     ---------
                 Adjusted EBIT to Net Sales       5.36%                    3.51%        4.27%

Interest Expense                                 3,182                    3,182        2,701
                                              --------                 --------     ---------
Profit Before Taxes                           $  3,279                    1,034        2,848
                                              ========                 ========     =========

Weighted average number of
common shares outstanding                        7,721                    7,721        7,758
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